Fees Summary	Apr. 08, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 777.46
Total Fee Amount	777.46
Total Transaction Valuation	5,629,665.00
Total Offset Amount	0.00
Net Fee	$ 0.00